R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s November 8, 2022 EXHIBIT 99.2 Carlyle Reports Third Quarter 2022 Financial Results

Carlyle Reports Third Quarter 2022 Financial Results NEW YORK AND WASHINGTON – November 8, 2022 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the third quarter ended September 30, 2022. Dividend The Board of Directors has declared a quarterly dividend of $0.325 per common share to holders of record at the close of business on November 18, 2022, payable on November 25, 2022. Conference Call Carlyle will host a conference call at 8:30 a.m. EST on Tuesday, November 8, 2022, to discuss its third quarter financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $369 billion of assets under management as of September 30, 2022, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,100 people in 29 offices across five continents. Further information is available at www.carlyle.com. Follow Carlyle on Twitter @OneCarlyle. 2 “Carlyle delivered strong third quarter results, underscoring the strength of our global platform and leadership around the world. Portfolio construction matters, especially in volatile environments, and our results reflect the benefits of our long-term investment approach and resiliency of our three strong businesses. We are operating well, and our experienced and highly capable investment teams have navigated all types of markets and economic cycles. This puts Carlyle in an enviable position to drive long-term shareholder value.” WILLIAM CONWAY Co-founder and Interim Chief Executive Officer

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our dividend policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could Forward Looking Statement cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 10, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Leigh Farris Kristen Greco Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com leigh.farris@carlyle.com kristen.greco@carlyle.com

Third Quarter 2022 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Fund management fees increased 32% and 30% in 3Q’22 and YTD 3Q’22, respectively, from the comparable periods in 2021, reflecting the activation of fees on our latest vintage U.S. Buyout, U.S. real estate and Europe Technology carry funds, the impact of investment activity in funds on which management fees are based on invested capital, as well as management fees from the CBAM acquisition in 1Q’22, the Fortitude strategic advisory services agreement, which was effective April 1, 2022, and the Abingworth acquisition in 3Q’22. These increases were partially offset by the impacts of realizations in funds on which management fees are based on invested capital and basis stepdowns from commitments to invested capital on prior vintage funds. • Investment income (loss), including performance allocations, YTD 3Q’22 reflects 10% appreciation in our carry portfolio, compared to 33% in YTD 3Q’21. Investment income in YTD 3Q’22 also includes an investment loss of $177 million related to the dilution of our ownership in Fortitude in connection with its recent capital raise and initial drawdown (see Note 4 at the end of the document for additional information). • Equity-based compensation in 3Q’22 and YTD 3Q’22 include approximately $15 million of net expense related to the modification of, and accelerated expense associated with, certain restricted stock awards in connection with the departure of our former chief executive officer. (Dollars in millions, except per share amounts) 3Q'21 3Q'22 YTD 3Q'21 YTD 3Q'22 REVENUES Fund management fees $ 407.5 $ 535.9 $ 1,182.9 $ 1,532.9 Incentive fees 13.1 15.1 33.0 42.6 Investment income (loss), including performance allocations4 1,134.9 422.3 5,318.5 1,846.7 Revenue from consolidated entities 62.1 79.7 185.3 204.6 All other revenues 21.9 35.5 63.3 92.5 Total Revenues 1,639.5 1,088.5 6,783.0 3,719.3 EXPENSES Cash-based compensation and benefits 224.9 251.4 685.2 779.7 Equity-based compensation 42.4 54.2 122.0 139.3 Performance allocations and incentive fee related compensation 495.2 163.5 2,355.8 741.2 General, administrative and other expenses 99.6 149.2 300.4 387.2 Expenses from consolidated entities 44.6 53.7 133.5 137.1 Interest and other non-operating expenses (income) 31.4 27.6 77.4 82.8 Total Expenses 938.1 699.6 3,674.3 2,267.3 Net investment gains (losses) of consolidated funds (0.1) (30.3) 9.6 (51.0) Income (loss) before provision for income taxes 1 701.3 358.6 3,118.3 1,401.0 Provision (benefit) for income taxes 153.9 76.2 733.5 274.9 Net income (loss) 547.4 282.4 2,384.8 1,126.1 Net income (loss) attributable to non-controlling interests in consolidated entities 14.6 1.6 57.7 28.3 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 532.8 $ 280.8 $ 2,327.1 $ 1,097.8 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 1.50 $ 0.77 $ 6.56 $ 3.04 Diluted $ 1.46 $ 0.77 $ 6.42 $ 3.00 Supplemental information: Income (loss) before provision for taxes margin 2 42.8% 32.9% 46.0% 37.7 % Effective tax rate 21.9% 21.2% 23.5% 19.6 % Net performance revenues 3 $ 479.3 $ 134.6 $ 2,485.5 $ 605.0 Carlyle Third Quarter 2022 U.S. GAAP Results Net income attributable to The Carlyle Group Inc. common stockholders was $281 million for Q3 2022, or $0.77 per share on a diluted basis 5See Notes at end of document.

Carlyle Third Quarter 2022 Highlights

Financial Measures

- Distributable Earnings ("DE") of $644 million for Q3 2022 on a pre-tax basis, or $1.42 per common share on a post-tax basis. DE of $1.5 billion or $3.33 per common share YTD
- Fee Related Earnings ("FRE") of $213 million for Q3 2022 and $632 million YTD
- Realized Net Performance Revenues of $391 million for Q3 2022 and $780 million YTD
- Total Segment Net Accrued Performance Revenues of $4.1 billion, up 5% YTD
- Declared a quarterly dividend of $0.325 per common share, payable to shareholders of record as of November 18, 2022

Assets Under Management

- Total Assets Under Management: $369 billion, up 23% YTD
- Fee-earning Assets Under Management: $260 billion, up 35% YTD
- Perpetual Capital Fee-earning AUM: $56 billion, representing 21% of total Fee-earning AUM
- Pending Fee-earning AUM: $11 billion
- Available Capital for investment: $74 billion

Key Metrics

- Fundraising: $6.0 billion in Q3 2022 and $25.0 billion YTD
- Invested Capital (carry funds): $10.5 billion in Q3 2022 and $28.1 billion YTD
- Realized Proceeds (carry funds): $10.4 billion in Q3 2022 and $25.3 billion YTD
- Carry Fund Appreciation: 2% in Q3 2022 and 10% YTD

6

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. (2) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations. (3) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 29. (4) The Board of Directors has declared a quarterly dividend of $0.325 per common share to holders of record at the close of business on November 18, 2022, payable on November 25, 2022. See Notes at the end of the document for our Dividend Policy. Carlyle Third Quarter 2022 Total Segment Operating Results (Dollars in millions, except per share amounts) 3Q'21 3Q'22 YTD 3Q'21 YTD 3Q'22 SEGMENT REVENUES Fund management fees $ 405.7 $ 514.1 $ 1,187.9 $ 1,484.5 Transaction and portfolio advisory fees, net and other 23.2 35.0 58.5 93.4 Fee related performance revenues 1 11.2 20.6 31.0 100.2 Total segment fee revenues 440.1 569.7 1,277.4 1,678.1 Realized performance revenues 1,010.9 764.8 1,633.3 1,521.0 Realized principal investment income (loss) 71.3 56.7 139.1 126.8 Interest income 1.5 10.5 5.5 16.5 Total Segment Revenues $ 1,523.8 $ 1,401.7 $ 3,055.3 $ 3,342.4 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 218.0 $ 246.7 $ 647.6 $ 752.2 Realized performance revenues related compensation 477.4 373.7 786.4 741.0 Total compensation and benefits 2 695.4 620.4 1,434.0 1,493.2 General, administrative and other expenses 60.0 100.8 177.2 265.0 Depreciation and amortization expense 10.7 9.6 29.0 28.6 Interest expense 27.1 26.5 74.2 79.6 Total Segment Expenses $ 793.2 $ 757.3 $ 1,714.4 $ 1,866.4 Total Segment Revenues $ 1,523.8 $ 1,401.7 $ 3,055.3 $ 3,342.4 Total Segment Expenses 793.2 757.3 1,714.4 1,866.4 (=) Distributable Earnings $ 730.6 $ 644.4 $ 1,340.9 $ 1,476.0 (-) Realized Net Performance Revenues 533.5 391.1 846.9 780.0 (-) Realized Principal Investment Income (Loss) 71.3 56.7 139.1 126.8 (+) Net Interest 25.6 16.0 68.7 63.1 (=) Fee Related Earnings $ 151.4 $ 212.6 $ 423.6 $ 632.3 After-tax Distributable Earnings per common share 3 $ 1.54 $ 1.42 $ 3.00 $ 3.33 Dividend per common share 4 $ 0.250 $ 0.325 $ 0.750 $ 0.975 Equity-based compensation $ 44.3 $ 56.0 $ 129.5 $ 145.0 7

Distributable Earnings

- Distributable Earnings were $644 million in Q3 2022 and $1.5 billion YTD, an increase of 10% YTD
- Realized Net Performance Revenues were $391 million in Q3 2022 and $780 million YTD
  - Q3 results driven by realization activity in our U.S., Europe and Asia Buyout funds, our second Financial Services fund, our U.S. Real Estate funds, our first Credit Opportunities fund and our Structured Credit fund, which realized carry for the first time in Q3 2022
- Realized Principal Investment Income was $57 million in Q3 2022 and $127 million YTD



Quarterly Distributable Earnings ($mn)
$731
$903
$303
$529
$644
3Q'21
4Q'21
1Q'22
2Q'22
3Q'22



Distributable Earnings ($mn)
$762
$520
$2,244
$598
$1,476
$632
2020
2021
YTD 3Q'22
Fee Related Earnings
Realized Net Performance Revenues
Realized Principal Investment Income
Net Interest

8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee Related Earnings • Fee Related Earnings were $213 million in Q3 2022, a 40% increase from $151 million in Q3 2021. Fee Related Earnings of $632 million YTD were 49% higher compared to $424 million in the prior YTD period • Fee revenues were $570 million in Q3 2022, a 29% increase from $440 million in Q3 2021, primarily due to a 27% increase in fund management fees driven by the activation of fees on our latest vintage U.S. Buyout, U.S. Real Estate and Europe Technology funds, the impact of strategic transactions, $10 million in catch-up management fees compared to less than $1 million in Q3 2021, and increases in fee related performance revenues and transaction fees, which will vary with activity levels in any given period. Fee revenues were $1.7 billion YTD, a 31% increase from $1.3 billion in the prior YTD period • Fee related performance revenues1 totaled $21 million in Q3 2022, up from $11 million in Q3 2021 and were $100 million YTD, a more than three fold increase from $31 million in the prior YTD period. Fee related performance revenues, net of related compensation expense, were $11 million in Q3 2022 and $53 million YTD • Cash-based compensation & benefits were $247 million in Q3 2022, a 13% increase from $218 million in Q3 2021 driven by an increase in fee related performance revenue compensation (which is approximately 45% of related revenues) and an increase in our number of employees. Cash-based compensation & benefits were $752 million YTD, an increase of 16% from $648 million in the prior YTD period • General & administrative expenses were $101 million in Q3 2022, an increase of 68% from Q3 2021, and were $265 million YTD, a 50% increase from the prior YTD period. The increases were primarily driven by an increased level of professional fees, travel & entertainment expenses, and fundraising costs, reflecting our overall growth as well as a return to pre-pandemic travel activity levels • FRE margin was 37% in Q3 2022, up from 34% in Q3 2021, and is 38% YTD Quarterly Fee Related Earnings ($mn) $151 $174 $183 $236 $213 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 Fee Related Earnings ($mn) $520 $598 $632 $490 2020* 2021 YTD 3Q'22 FRE Margin2 34% 34% 36% 40% 37% 30% 33% 38% 9See Notes at end of document. * FY 2020 Fee Related Earnings were $520 million, or $490 million excluding the impact of $30 million in one-time litigation cost recoveries. FRE Margin of 30% in FY 2020 excludes the impact of litigation cost recoveries.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Investment Performance • Our carry fund portfolio appreciated 2% across our investment platform in the third quarter, compared to declines across global equity markets, reflecting resilient operating performance of our portfolio companies and investments, strong risk management and the benefits of our diversified portfolio construction • Infrastructure and Natural Resources posted strong appreciation of 8% in the third quarter, reflecting continued strength in our infrastructure and energy portfolios • Global Investment Solutions appreciation was flat in the third quarter, which reflected a positive impact from F/X. Excluding the impact of F/X, depreciation was 2% in the third quarter 10Totals may not sum due to rounding. LIQUID CREDIT* Loan Level Return Average Annual Default Rate Fair Value of Investments ($ bn) 3Q'22 LTM 3Q'22 LTM 3Q'22 Last 3 Years U.S. CLOs $37 1% (3)% 0.4% 1.0% European CLOs $10 1% (6)% 0.2% 0.6% CARRY FUNDS Appreciation (Depreciation) Fair Value of Investments ($ bn) 3Q'22 YTD 3Q'22 LTM 3Q'22 Total Carry Funds $179 2% 10% 17% Global Private Equity Corporate Private Equity $82 1% 4% 10% Real Estate $17 2% 17% 28% Infrastructure & Natural Resources $22 8% 45% 52% Global Credit $14 0% 1% 2% Global Investment Solutions $43 0% 9% 16% ILLIQUID & OTHER CREDIT Fair Value of Investments ($ bn) Dividend Yield Business Development Companies $4 10% Carlyle Tactical Private Credit $2 9% *LTM 3Q’22 Loan Level Return and LTM 3Q’22 and Last 3 Years Average Annual Default Rate exclude CLOs acquired as part of the March 2022 CBAM transaction

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Performance Revenues • Net Accrued Performance Revenues1 of $4.1 billion as of Q3 2022, increased 5% from Q4 2021 as solid YTD portfolio appreciation outpaced the impact of realizations • Realized Net Performance Revenues were $391 million in Q3 2022 and $780 million YTD. Realized Net Performance Revenues in the third quarter were driven by $10.4 billion in realizations across a broad array of fund strategies, with the most significant impacts from our sixth U.S. Buyout fund, our fourth Europe and Asia Buyout funds, our second Financial Services fund, our eighth U.S. Real Estate fund, our first Credit Opportunities fund, and our Structured Credit fund Net Accrued Performance Revenues ($mn) $3,894 $3,114 $3,114 $4,080 $780 $966 4Q'21 Realized Net Performance Revenues Net Performance Revenues & Other 3Q'22 2 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'21 3Q'22 YTD 3Q'22 Global Private Equity3 $ 3,414 $ 3,608 $ 713 Corporate Private Equity 2,980 2,457 643 Real Estate 298 297 70 Infrastructure & Natural Resources 140 858 — Global Credit 161 107 52 Global Investment Solutions 319 365 15 Total $ 3,894 $ 4,080 $ 780 11See Notes at end of document. Totals may not sum due to rounding.

Total Assets Under Management

- Total Assets Under Management[1] of $369 billion at September 30, 2022 decreased 2% from the prior quarter and increased 23% from Q4 2021. The quarterly decrease was attributable to a high level of realizations which more than offset new capital raised, as well as the negative FX impact related to the translation of our Euro-denominated AUM to USD
- Available Capital[2] of $74 billion at September 30, 2022 decreased from $81 billion last quarter as strong deployment activity outpaced fundraising for the period



Segment ($bn)
YTD Change
$301
$65
$73
$162
4Q'21
$369
$63
$141
$164
3Q'22
23%
(4)%
93%
1%
GPE
GC
GIS



Product Type ($bn)[3]
CREDIT & OTHER (Non-Carry Fund)
$71
TRADITIONAL CARRY FUNDS
$184
$369 BN
$63
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
$50
FORTITUDE



Fair Value & Available Capital ($bn)
$164
$42
$122
$141
$12
$130
$63
$20
$43
$369
$74
$295
GPE
GC
GIS
Total
Fair Value
Available Capital

See Notes at end of document. Totals may not sum due to rounding.
12

Fair Value of Investments

- Fair Value of Investments[4] of $295 billion at September 30, 2022 is flat to the prior quarter, and is up 36% YTD with the YTD increase largely attributable to appreciation in our carry funds of 10% as well as the inclusion of the fair value of assets covered by the strategic advisory services agreement with Fortitude
- Fair value in traditional carry funds of $136 billion increased 2% from Q2 2022 and is up 10% YTD. The in-carry ratio of 76% decreased from 79% last quarter due to active realizations in funds earning carry, most notably CP VI and CEP IV
- Fair value of our public portfolio comprised 5% of the traditional carry fund value at September 30, 2022, down from 7% in the prior quarter, and down from 16% one year ago. This decline was largely the result of realizations in our public portfolio

Fair Value of Investments By Product Type ($bn)[3]



$217
$50
$43
$124
$295
$116
$43
$136
4Q'21
3Q'22
Total
Credit & Other (Non-Carry Fund)
Global Investment Solutions Carry Funds
Traditional Carry Funds (GPE/GC)

Traditional Carry Funds



CORPORATE PRIVATE EQUITY
60%
$136 BN
16%
INFRASTRUCTURE & NATURAL RESOURCES
13%
REAL ESTATE
11%
GLOBAL CREDIT

In-Carry Ratio[5]
76%

Publicly Traded
5%

Aged 4+ Years[6]
36%

See Notes at end of document. Totals may not sum due to rounding.

13

Fee-earning Assets Under Management

- Fee-earning Assets Under Management[7] increased to a record $260 billion at September 30, 2022, up slightly from the prior quarter and 35% from Q4 2021. The increase from Q4 2021 was driven by Fee-earning AUM arising from the strategic advisory services agreement with Fortitude, the CBAM acquisition, and fundraising activity
- Perpetual Capital Fee-earning AUM[9] of $56 billion as of September 30, 2022 represents 21% of Fee-earning AUM, and increased from $9 billion at Q4 2021 primarily as a result of the strategic advisory services agreement with Fortitude as well as growth in our Core Plus real estate fund (CPI), credit interval fund (CTAC) and our BDCs
- Pending Fee-earning AUM[8] of $11 billion as of September 30, 2022 decreased 28% YTD. This is largely the result of active deployment in funds which charge fees based on invested capital



Segment ($bn)
YTD Change
$260
35%
$36
(3)%
$193
$37
$52
$117
127%
$104
$106
2%
4Q'21
3Q'22
GPE
GC
GIS



Product Type ($bn)[3]
CREDIT & OTHER (Non-Carry Fund)
$57
TRADITIONAL CARRY FUNDS
$122
$260 BN
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
$36
$45
FORTITUDE



Perpetual Capital FEAUM ($bn)
FORTITUDE
$45
$56 BN
21% OF TOTAL FEAUM
$6
REAL ESTATE
$3
DIRECT LENDING
$2
OTHER CREDIT

See Notes at end of document. Totals may not sum due to rounding.

14

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • Fundraising was $6.0 billion in Q3 2022, driven by follow-on closings in our eighth U.S. Buyout fund (CP VIII) and fifth Europe Technology fund (CETP V), as well as the closing of our three latest U.S. CLOs and latest EUR CLO. Fundraising of $25.0 billion YTD decreased 37% compared to the prior YTD period • Invested Capital in carry funds was $10.5 billion in Q3 2022, and was led by activity in our seventh and eighth U.S. Buyout funds (CP VII & VIII), Core Plus real estate (CPI), our fifth Asia Buyout fund (CAP V), second Credit Opportunities fund, and AlpInvest funds. Invested Capital of $28.1 billion YTD increased 40% compared to the prior YTD period • Realized Proceeds from carry funds were $10.4 billion in Q3 2022, driven by realizations in our sixth and seventh U.S. Buyout funds (CP VI and CP VII), our fourth Europe Buyout fund (CEP IV), and our AlpInvest funds. Realized Proceeds of $25.3 billion YTD decreased 13% compared to the prior YTD period FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 3Q'22 YTD 3Q'22 LTM 3Q'22 3Q'22 YTD 3Q'22 LTM 3Q'22 3Q'22 YTD 3Q'22 LTM 3Q'22 Total $6.0 $25.0 $36.4 $10.5 $28.1 $41.9 $10.4 $25.3 $40.6 Global Private Equity1 $2.5 $9.6 $13.0 $6.9 $15.7 $25.7 $8.0 $16.8 $27.4 Corporate Private Equity $1.9 $7.7 $9.7 $4.8 $10.4 $18.7 $5.5 $12.2 $18.9 Real Estate $0.3 $0.6 $2.0 $1.4 $3.8 $5.1 $0.6 $1.6 $4.0 Infrastructure & Natural Resources $0.3 $1.3 $1.3 $0.7 $1.5 $1.9 $1.9 $2.9 $4.4 Global Credit $3.3 $11.9 $18.6 $2.3 $6.8 $7.7 $0.8 $3.0 $3.6 Global Investment Solutions $0.3 $3.5 $4.8 $1.3 $5.6 $8.4 $1.6 $5.5 $9.5 15See Notes at end of document. Totals may not sum due to rounding.

Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity $106 $31 $28 $164BN (Dollars in millions) 3Q'21 3Q'22 YTD 3Q'21 YTD 3Q'22 Fund management fees $ 265.1 $ 330.1 $ 788.7 $ 971.3 Transaction and portfolio advisory fees, net and other 7.3 7.7 24.1 21.3 Fee related performance revenues — 6.1 — 59.0 Fee Revenues $ 272.4 $ 343.9 $ 812.8 $ 1,051.6 Cash-based compensation and benefits 133.6 146.7 396.3 453.9 General, administration and other indirect expenses 38.4 65.3 116.2 170.1 Depreciation and amortization expense 7.1 6.3 19.3 18.9 Operating Expenses $ 179.1 $ 218.3 $ 531.8 $ 642.9 (=) Fee Related Earnings $ 93.3 $ 125.6 $ 281.0 $ 408.7 (+) Realized Performance Revenues 962.9 628.4 1,525.9 1,302.1 (-) Realized Performance Revenues Related Compensation 434.5 283.5 688.3 588.7 Realized Net Performance Revenues 528.4 344.9 837.6 713.4 (+) Realized Principal Investment Income (Loss) 61.6 46.0 109.3 94.4 (-) Net Interest 17.2 10.8 46.0 41.0 (=) Distributable Earnings $ 666.1 $ 505.7 $ 1,181.9 $ 1,175.5 CORPORATE PRIVATE EQUITY REAL ESTATE INFRASTRUCTURE & NATURAL RESOURCES 17 TOTAL AUM Totals may not sum due to rounding. • Fee Related Earnings of $126 million in Q3 2022 increased from $93 million in Q3 2021 and were $409 million YTD, up from $281 million in the prior YTD period. The increases were primarily driven by the activation of fees on our latest vintage U.S. Buyout, U.S. Real Estate and Europe Technology funds as well as our U.S. Growth fund, partially offset by higher cash-based compensation and benefits, which was driven in part by an increase in compensation associated with fee related performance revenues. Q3 2022 management fees included $10 million in catch-up management fees in the quarter compared to $1 million in Q3 2021 • Fee related performance revenues of $6 million in Q3 2022 and $59 million YTD were driven by our Core Plus real estate strategy • Total AUM of $164 billion decreased 2% from the prior quarter, as investment realizations and F/X translation offset moderate portfolio appreciation and fundraising in our latest vintage Europe technology and U.S. buyout funds • Invested Capital of $6.9 billion in Q3 2022 and $15.7 billion YTD. Notable Q3 investment activity included ManTech (CP VII/CP VIII), NSM Insurance Group (CP VIII), HCP (CAP V/CJP IV), and Theramex (CEP V) • Realized Proceeds of $8.0 billion in Q3 2022 and $16.8 billion YTD. Notable Q3 2022 realization activity included Atotech (CP VI/CEP IV/CAP IV), Unison (CP VII), Irca (CEP IV), and BenefitMall (CGFSP II) • Realized Net Performance Revenues of $345 million in Q3 2022 were driven by realization activity in CP VI, CEP IV, CGFSP II, CAP IV and CRP VIII

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit (Dollars in millions) 3Q'21 3Q'22 YTD 3Q'21 YTD 3Q'22 Fund management fees $ 81.3 $ 128.4 $ 227.6 $ 345.8 Transaction and portfolio advisory fees, net and other 15.9 27.3 34.1 72.1 Fee related performance revenues 11.2 14.5 31.0 41.2 Fee Revenues $ 108.4 $ 170.2 $ 292.7 $ 459.1 Cash-based compensation and benefits 58.7 69.9 168.0 214.2 General, administration and other indirect expenses 14.7 26.4 39.5 70.2 Depreciation and amortization expense 2.3 2.1 6.2 6.0 Operating Expenses $ 75.7 $ 98.4 $ 213.7 $ 290.4 (=) Fee Related Earnings $ 32.7 $ 71.8 $ 79.0 $ 168.7 (+) Realized Performance Revenues 2.1 63.0 2.2 96.6 (-) Realized Performance Revenues Related Compensation 1.0 28.9 1.0 45.0 Realized Net Performance Revenues 1.1 34.1 1.2 51.6 (+) Realized Principal Investment Income (Loss) 7.4 9.2 23.1 28.2 (-) Net Interest 5.5 3.4 14.9 14.9 (=) Distributable Earnings $ 35.7 $ 111.7 $ 88.4 $ 233.6 $49 $20$17 $50 $5 LIQUID CREDIT REAL ASSETS CREDIT $141BN • Fee Related Earnings of $72 million in Q3 2022 more than doubled compared to Q3 2021, reflecting the impact of the CBAM acquisition and the strategic advisory services agreement with Fortitude, as well as higher transaction fees and capital markets fees, which were up over 70% and are likely to vary with activity levels in any individual period. The 58% increase in fund management fees from Q3 2021 to Q3 2022 was partially offset by a 30% increase in operating expenses as we continue to build out new strategies and capabilities in this segment. Fee Related Earnings of $169 million YTD more than doubled from $79 million in the prior YTD period • Fee related performance revenues included fees from our business development companies and credit interval fund (CTAC), and totaled $15 million in Q3 2022 compared to $11 million in Q3 2021 • Realized Net Performance Revenues of $34 million in Q3 2022 were driven by realization activity in our structured credit fund and our first credit opportunities fund • Total AUM of $141 billion decreased 1% from Q2 2022 but increased 93% YTD, with the YTD increase driven by the strategic advisory services agreement with Fortitude as well as fundraising across the platform • Fundraising of $3.3 billion in Q3 2022 included the issuance of four new CLOs, as well as closings in several managed accounts, additional capital raised in CTAC, and follow-on closings in our second revolving credit fund • Invested Capital from traditional carry funds was $2.3 billion in Q3 2022 and $6.8 billion YTD, with Q3 2022 investment activity primarily driven by investments in CCOF II and our Infrastructure Credit fund (CICF). We issued $1.8 billion of new CLOs and originated $1.6 billion in our Direct Lending strategy in Q3 2022 and issued/ originated $3.1 billion and $3.1 billion YTD, respectively OTHER 18 ILLIQUID CREDIT TOTAL AUM FORTITUDE 1 See Notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions • Fee Related Earnings of $15 million in Q3 2022 decreased 40% from $25 million in Q3 2021, driven by lower management fees due in part to the negative impact of F/X translation and higher cash-based compensation expense. Fee Related Earnings were $55 million YTD, a decrease from $64 million in the comparable YTD period • Total AUM of $63 billion decreased 4% YTD driven by $5.5 billion of realized proceeds and the impact of F/X translation, partially offset by fundraising of $3.5 billion as well as investment appreciation of 9% • Fundraising of $0.3 billion in Q3 2022 and $3.5 billion YTD • Invested Capital of $1.3 billion in Q3 2022 and $5.6 billion YTD • Realized Proceeds of $1.6 billion in Q3 2022 and $5.5 billion YTD • Realized Net Performance Revenues of $12 million in Q3 2022 and $15 million YTD were up from $4 million and $8 million in the comparable prior year periods • Net Accrued Performance Revenues were $365 million, a 14% increase from Q4 2021, as funds in which Carlyle has significant performance revenue ownership continue to mature and perform well (Dollars in millions) 3Q'21 3Q'22 YTD 3Q'21 YTD 3Q'22 Fund management fees $ 59.3 $ 55.6 $ 171.6 $ 167.4 Transaction and portfolio advisory fees, net and other — — 0.3 — Fee Revenues $ 59.3 $ 55.6 $ 171.9 $ 167.4 Cash-based compensation and benefits 25.7 30.1 83.3 84.1 General, administration and other indirect expenses 6.9 9.1 21.5 24.7 Depreciation and amortization expense 1.3 1.2 3.5 3.7 Operating Expenses $ 33.9 $ 40.4 $ 108.3 $ 112.5 (=) Fee Related Earnings $ 25.4 $ 15.2 $ 63.6 $ 54.9 (+) Realized Performance Revenues 45.9 73.4 105.2 122.3 (-) Realized Performance Revenues Related Compensation 41.9 61.3 97.1 107.3 Realized Net Performance Revenues 4.0 12.1 8.1 15.0 (+) Realized Principal Investment Income (Loss) 2.3 1.5 6.7 4.2 (-) Net Interest 2.9 1.8 7.8 7.2 (=) Distributable Earnings $ 28.8 $ 27.0 $ 70.6 $ 66.9 $21 $17 $25 SECONDARY CO-INVESTMENTS PRIMARY & OTHER2 $63BN 19See Notes at end of document. Totals may not sum due to rounding. TOTAL AUM

Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Note: Historical and quarterly results by segment available in Q3 2022 financial supplement on Carlyle's investor relations website. (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and exclude amounts related to shares issued in conjunction with a previous acquisition. (Dollars in millions, except per share amounts) 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 SEGMENT REVENUES Fund management fees $ 405.7 $ 466.7 $ 454.2 $ 516.2 $ 514.1 Transaction and portfolio advisory fees, net and other 23.2 38.5 16.2 42.2 35.0 Fee related performance revenues 11.2 12.2 44.5 35.1 20.6 Total segment fee revenues 440.1 517.4 514.9 593.5 569.7 Realized performance revenues 1,010.9 1,305.3 236.3 519.9 764.8 Realized principal investment income 71.3 70.4 26.3 43.8 56.7 Interest income 1.5 1.7 2.0 4.0 10.5 Total Segment Revenues $ 1,523.8 $ 1,894.8 $ 779.5 $ 1,161.2 $ 1,401.7 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 218.0 $ 243.9 $ 245.8 $ 259.7 $ 246.7 Realized performance revenues related compensation 477.4 622.6 118.3 249.0 373.7 Total compensation and benefits1 695.4 866.5 364.1 508.7 620.4 General, administrative and other expenses 60.0 90.4 76.3 87.9 100.8 Depreciation and amortization expense 10.7 8.6 9.5 9.5 9.6 Interest expense 27.1 26.5 26.8 26.3 26.5 Total Segment Expenses $ 793.2 $ 992.0 $ 476.7 $ 632.4 $ 757.3 Total Segment Revenues 1,523.8 1,894.8 779.5 1,161.2 1,401.7 Total Segment Expenses 793.2 992.0 476.7 632.4 757.3 (=) Distributable Earnings $ 730.6 $ 902.8 $ 302.8 $ 528.8 $ 644.4 (-) Realized Net Performance Revenues 533.5 682.7 118.0 270.9 391.1 (-) Realized Principal Investment Income 71.3 70.4 26.3 43.8 56.7 (+) Net Interest 25.6 24.8 24.8 22.3 16.0 (=) Fee Related Earnings $ 151.4 $ 174.5 $ 183.3 $ 236.4 $ 212.6 After-tax Distributable Earnings, per common share $ 1.54 $ 2.01 $ 0.74 $ 1.17 $ 1.42 Dividend per common share $ 0.250 $ 0.250 $ 0.325 $ 0.325 $ 0.325 Carlyle Third Quarter 2022 Total Segment Results Equity-based compensation $ 44.3 $ 43.4 $ 40.7 $ 48.3 $ 56.0 21

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle shareholders, including cash and equivalents, net accrued performance revenue and investments, net of debt obligations, totaled $6.0 billion at September 30, 2022 • Balance sheet cash totaled $1.4 billion as of September 30, 2022, with no balance drawn on our $1.0 billion revolving line of credit KEY BALANCE SHEET ITEMS 1 ($mn) 9/30/2022 Cash, cash equivalents and corporate treasury investments $1,431.4 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $4,080.0 Investments attributable to Carlyle shareholders3 $2,257.7 Debt obligations4 $1,853.4 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of September 30, 2022 are net of $41 million in accrued giveback obligations and $3.8 billion in accrued performance allocations and incentive fee compensation. See page 34 for a reconciliation to U.S. GAAP. (3) Investments exclude the equity investments by Carlyle in NGP Energy Capital Management and also exclude the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 34 for a reconciliation to U.S. GAAP. (4) Excludes approximately $382 million in carrying value of loans used to finance CLO investments and $500 million of lease liabilities. (0.6) 0.6 (0.4) 1.7 2.1 2.3 2.3 3.9 4.1 2020 2021 3Q'22 ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 KEY BALANCE SHEET ITEMS ($BN) Net Accrued Performance Revenues2 Investments3 Cash/Equivalents less Debt4 22

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward (Unaudited) Three Months Ended September 30, 2022 Nine Months Ended September 30, 2022 ($mn) Global Private Equity* Global Credit Global Investment Solutions5 Total Global Private Equity* Global Credit* Global Investment Solutions5 Total Balance, Beginning of Period $ 167,185 $ 142,990 $ 66,238 $ 376,413 $ 162,117 $ 73,384 $ 65,456 $ 300,957 Inflows1 4,059 3,446 274 7,779 11,276 74,995 3,699 89,970 Outflows (including realizations)2 (7,395) (1,339) (1,823) (10,557) (16,666) (3,931) (5,980) (26,577) Market Activity & Other3 2,271 (2,965) 1,648 954 11,802 (1,441) 7,215 17,576 Foreign Exchange4 (1,739) (703) (3,385) (5,827) (4,148) (1,578) (7,438) (13,164) Balance, End of Period $ 164,381 $ 141,429 $ 62,952 $ 368,762 $ 164,381 $ 141,429 $ 62,952 $ 368,762 Fee-earning AUM Roll Forward (Unaudited) Three Months Ended September 30, 2022 Nine Months Ended September 30, 2022 ($mn) Global Private Equity10* Global Credit Global Investment Solutions Total Global Private Equity10* Global Credit* Global Investment Solutions Total Balance, Beginning of Period $ 105,635 $ 116,367 $ 37,553 $ 259,555 $ 104,252 $ 51,718 $ 37,449 $ 193,419 Inflows6 4,800 5,566 735 11,101 12,086 76,143 3,905 92,134 Outflows (including realizations)7 (2,544) (755) (587) (3,886) (7,111) (6,014) (2,270) (15,395) Market Activity & Other8 (319) (3,169) 337 (3,151) (126) (3,003) 1,111 (2,018) Foreign Exchange9 (1,096) (691) (1,618) (3,405) (2,625) (1,526) (3,775) (7,926) Balance, End of Period** $ 106,476 $ 117,318 $ 36,420 $ 260,214 $ 106,476 $ 117,318 $ 36,420 $ 260,214 23See Notes at end of document. Totals may not sum due to rounding. *3Q’22 and YTD 3Q’22 Total AUM and Fee-earning AUM inflows for Global Private Equity include $2 billion related to the Abingworth transaction. YTD 3Q’22 Total AUM and Fee-earning AUM inflows for Global Credit include $15 billion and $14 billion, respectively, associated with the March 2022 CBAM transaction, as well as $48 billion related to the strategic advisory services agreement with Fortitude executed in April 2022. **Fee-earning AUM balances as of September 30, 2022 exclude Pending Fee-earning AUM of $11 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of September 30, 2022 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of September 30, 2022 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital (30) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,010 $ 6,501 46% $ 1 $ 6,717 1.0x NM NM $ — n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,424 94% $ 1,429 $ 21,494 1.3x 15% 9% $ 400 $ 1,569 1.2x 12% CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 23,074 $ 7,996 2.4x 20% 16% $ 561 $ 27,102 2.6x 23% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 27,108 $ 1,858 2.2x 18% 14% $ 166 $ 27,206 2.5x 24% CEP V (Oct 2018 / Sep 2024) € 6,416 € 4,784 75% € 1,188 € 5,351 1.4x 26% 14% $ 123 n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,798 103% € 5,446 € 1,966 2.0x 18% 13% $ 163 € 5,682 2.5x 26% CEP III (Jul 2007 / Dec 2012) € 5,295 € 5,177 98% € 11,708 € 53 2.3x 19% 14% $ 4 € 11,644 2.3x 19% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 5,124 78% $ 1,420 $ 5,152 1.3x 24% 11% $ 85 $ 889 1.8x 142% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,044 104% $ 5,602 $ 2,504 2.0x 18% 13% $ 239 $ 6,499 2.8x 27% CAP III (Jun 2008 / Jul 2013) $ 2,552 $ 2,543 100% $ 4,890 $ 218 2.0x 17% 12% $ 23 $ 4,890 2.0x 18% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 110,573 43% ¥ — ¥ 155,244 1.4x 93% 42% $ 20 n/a n/a n/a CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 184,670 ¥ 50,836 2.6x 24% 16% $ 23 ¥ 182,269 3.9x 33% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 878 87% $ 367 $ 1,634 2.3x 43% 31% $ 101 $ 795 6.4x 59% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,955 $ 502 2.6x 27% 20% $ 41 $ 1,954 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,149 $ 333 29% $ — $ 348 1.0x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,393 100% $ 2,258 $ 2,198 1.9x 20% 14% $ 142 $ 2,400 3.8x 54% CEOF I (Sep 2011 / Nov 2015) $ 1,119 $ 1,175 105% $ 1,550 $ 294 1.6x 12% 8% $ 45 $ 1,382 1.7x 20% CETP V (Mar 2022 / Jun 2028) € 2,990 € — n/a € — € — n/a n/a n/a $ — € — n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,172 87% € — € 2,640 2.3x 66% 48% $ 127 n/a n/a n/a CETP III (Jul 2014 / Jul 2019) € 657 € 602 92% € 1,239 € 593 3.0x 42% 30% $ 42 € 1,181 4.4x 51% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 2 $ 979 1.0x NM NM $ — n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,050 85% $ 1,026 $ 3,294 1.4x 8% 6% $ 65 $ 1,149 2.4x 20% CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 954 92% $ 1,123 $ 87 1.3x 6% 1% $ — $ 1,122 1.3x 7% CSABF (Dec 2009 / Dec 2016) $ 776 $ 736 95% $ 485 $ 366 1.2x 2% Neg $ — $ 633 1.3x 2% All Other Active Funds & Vehicles(10) $ 21,553 n/a $ 21,605 $ 14,399 1.7x 18% 13% $ 78 $ 21,804 2.2x 23% Fully Realized Funds & Vehicles(11) $ 23,882 n/a $ 59,901 $ — 2.5x 28% 21% $ 10 $ 59,901 2.5x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 135,493 n/a $ 174,241 $ 81,844 1.9x 26% 18% $ 2,457 $ 178,670 2.4x 27% 24See Notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of September 30, 2022 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of September 30, 2022 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital(30) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(12) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX ( Oct 2021 / Oct 2026 ) $ 7,987 $ 1,200 15% $ — $ 1,260 1.1x NM NM $ — n/a n/a n/a CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 4,880 89% $ 3,685 $ 4,793 1.7x 52% 33% $ 202 $ 3,768 2.1x 54% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,761 90% $ 4,893 $ 1,482 1.7x 19% 12% $ 70 $ 4,870 1.8x 22% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,158 92% $ 3,768 $ 161 1.8x 27% 18% $ 5 $ 3,595 2.0x 31% CPI (May 2016 / n/a) $ 6,428 $ 6,237 97% $ 1,887 $ 6,972 1.4x 21% 19% n/a* $ 1,145 1.8x 9% All Other Active Funds & Vehicles(14) $ 10,157 n/a $ 13,520 $ 2,628 1.6x 9% 6% $ 20 $ 13,175 1.6x 10% Fully Realized Funds & Vehicles(15) $ 4,889 n/a $ 6,651 $ 5 1.4x 14% 7% $ — $ 6,656 1.4x 14% TOTAL REAL ESTATE(13) $ 33,280 n/a $ 34,405 $ 17,301 1.6x 13% 9% $ 297 $ 33,209 1.7x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,008 44% $ 391 $ 1,121 1.5x 45% 21% $ 30 $ 585 2.5x NM CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,367 95% $ 1,477 $ 3,056 1.9x 19% 12% $ 174 $ 1,761 2.6x 24% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,504 99% $ 804 $ 1,893 1.8x 18% 11% $ 100 $ 365 4.1x 76% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,676 76% $ 280 $ 1,882 1.3x 24% 9% $ 26 $ 215 1.2x NM NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 2,709 63% $ 1,107 $ 4,116 1.9x 24% 17% $ 190 $ 1,168 3.1x 40% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 4,979 93% $ 3,782 $ 5,342 1.8x 15% 11% $ 315 $ 5,207 2.0x 32% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,237 $ 537 1.1x 3% —% $ — $ 3,115 1.2x 5% All Other Active Funds & Vehicles(17) $ 4,179 n/a $ 2,094 $ 4,226 1.5x 16% 14% $ 24 $ 2,112 2.5x 28% Fully Realized Funds & Vehicles(18) $ 1,190 n/a $ 1,435 $ 1 1.2x 3% 1% $ — $ 1,436 1.2x 3% TOTAL INFRASTRUCTURE & NATURAL RESOURCES(13) $ 22,963 n/a $ 14,607 $ 22,173 1.6x 13% 9% $ 858 $ 15,963 1.8x 15% Legacy Energy Funds(16) $ 16,741 n/a $ 23,973 $ 68 1.4x 12% 6% $ (4) $ 23,572 1.5x 14% 25See Notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI of $64 million are excluded from Net Accrued Performance Revenues. These amounts will be reflected as fee related performance revenues when realized, and included in Fund level fee revenues in our segment results.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit Fund Performance (Carry Funds Only) ($ mn) TOTAL INVESTMENTS As of September 30, 2022 Fund (Fee Initiation Date / Stepdown Date)(29) Committed Capital(30) Cumulative Invested Capital(19) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/(Giveback)(8) GLOBAL CREDIT CARRY FUNDS CSP IV (Apr 2016 / Dec 2020) $ 2,500 $ 2,500 100% $ 901 $ 2,284 1.3x 15% 8% $ 2 CSP III (Dec 2011 / Aug 2015) $ 703 $ 703 100% $ 920 $ 58 1.4x 19% 9% $ — CSP II (Dec 2007 / Jun 2011) $ 1,352 $ 1,352 100% $ 2,431 $ 66 1.8x 17% 11% $ 7 CCOF II (Nov 2020 / Oct 2025) $ 4,425 $ 4,033 91% $ 345 $ 4,023 1.1x 17% 11% $ 24 CCOF I (Nov 2017 / Sep 2022) $ 2,373 $ 3,433 145% $ 2,231 $ 2,218 1.3x 19% 14% $ 49 CEMOF II (Dec 2015 / Jun 2019) $ 2,819 $ 1,712 61% $ 1,435 $ 717 1.3x 8% 3% $ — CEMOF I (Dec 2010 / Dec 2015) $ 1,383 $ 1,606 116% $ 967 $ 142 0.7x Neg Neg $ — CSC (Mar 2017/ n/a) $ 838 $ 1,303 155% $ 1,625 $ 26 1.3x 16% 12% $ 9 SASOF III (Nov 2014 / n/a) $ 833 $ 991 119% $ 1,191 $ 89 1.3x 19% 11% $ 11 All Other Active Funds & Vehicles(20) $ 6,804 n/a $ 1,306 $ 4,787 0.9x NM NM $ 6 Fully Realized Funds & Vehicles(21) $ 1,944 n/a $ 2,783 $ 1 1.4x 13% 8% $ — TOTAL GLOBAL CREDIT CARRY FUNDS $ 26,380 n/a $ 16,136 $ 14,411 1.2x 10% 4% $ 107 26See Notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of September 30, 2022 GLOBAL INVESTMENT SOLUTIONS(22)(23)(27) Vintage Year Fund Size Cumulative Invested Capital (1)(24) Realized Value (24) Remaining Fair Value(24) Total Fair Value(9)(24) MOIC(4) Gross IRR (12)(25) Net IRR (12)(28) Net Accrued Carry/ (Giveback)(8)* Main Fund VI - Fund Investments 2015 € 1,106 € 1,187 € 1,170 € 1,375 € 2,545 2.1x 26% 25% $ 4 Main Fund V - Fund Investments 2012 € 5,080 € 6,324 € 8,029 € 5,809 € 13,839 2.2x 20% 19% $ 21 Main Fund IV - Fund Investments 2009 € 4,877 € 6,110 € 10,127 € 3,059 € 13,186 2.2x 18% 17% $ 1 Main Fund III - Fund Investments 2005 € 11,500 € 14,612 € 23,222 € 1,969 € 25,191 1.7x 10% 10% $ — Main Fund II - Fund Investments 2003 € 4,545 € 5,373 € 8,441 € 270 € 8,712 1.6x 10% 9% $ — Main Fund I - Fund Investments 2000 € 5,175 € 4,766 € 7,835 € 55 € 7,890 1.7x 12% 11% $ — Main Fund VII - Secondary Investments 2020 $ 8,649 $ 3,969 $ 760 $ 4,531 $ 5,291 1.3x NM NM $ 54 AlpInvest Secondaries Fund VII 2020 $ 6,769 $ 2,915 $ 542 $ 3,332 $ 3,874 1.3x NM NM $ 38 Main Fund VI - Secondary Investments 2017 $ 6,017 $ 5,204 $ 3,067 $ 5,051 $ 8,118 1.6x 18% 15% $ 81 AlpInvest Secondaries Fund VI 2017 $ 3,333 $ 2,921 $ 1,674 $ 2,857 $ 4,531 1.6x 18% 14% $ 52 Main Fund V - Secondary Investments 2011 € 4,273 € 4,785 € 7,754 € 1,139 € 8,893 1.9x 21% 20% $ 21 AlpInvest Secondaries Fund V 2012 $ 756 $ 632 $ 923 $ 204 $ 1,127 1.8x 18% 15% $ 9 Main Fund IV - Secondary Investments 2010 € 1,859 € 2,153 € 3,619 € 104 € 3,722 1.7x 19% 18% $ — Main Fund III - Secondary Investments 2006 € 2,250 € 2,646 € 4,006 € 39 € 4,045 1.5x 10% 10% $ — Main Fund VIII - Co-Investments 2021 $ 3,986 $ 2,206 $ 25 $ 2,409 $ 2,434 1.1x 15% 10% $ 3 AlpInvest Co-Investment Fund VIII 2021 $ 3,614 $ 2,002 $ 23 $ 2,196 $ 2,219 1.1x 15% 11% $ 3 Main Fund VII - Co-Investments 2017 $ 2,842 $ 2,577 $ 938 $ 3,583 $ 4,521 1.8x 21% 17% $ 69 AlpInvest Co-Investment Fund VII 2017 $ 1,688 $ 1,562 $ 596 $ 2,186 $ 2,782 1.8x 21% 18% $ 44 Main Fund VI - Co-Investments 2014 € 1,115 € 1,054 € 1,951 € 748 € 2,700 2.6x 26% 24% $ 6 Main Fund V - Co-Investments 2012 € 1,124 € 1,152 € 2,814 € 476 € 3,289 2.9x 28% 26% $ 4 Main Fund IV - Co-Investments 2010 € 1,475 € 1,503 € 3,702 € 828 € 4,530 3.0x 24% 23% $ — Main Fund III - Co-Investments 2006 € 2,760 € 3,189 € 4,620 € 74 € 4,694 1.5x 6% 5% $ — Main Fund III - Mezzanine Investments 2006 € 2,000 € 2,248 € 2,963 € 108 € 3,071 1.4x 10% 9% $ — Main Fund II - Mezzanine Investments 2004 € 700 € 842 € 1,166 € 7 € 1,174 1.4x 8% 7% $ — All Other Active Funds & Vehicles (26) Various $ 9,657 $ 3,926 $ 10,074 $ 14,001 1.4x 13% 12% $ 94 Fully Realized Funds & Vehicles Various € 3,497 € 7,380 € 11 € 7,391 2.1x 33% 31% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 83,760 $ 105,436 $ 41,383 $ 146,819 1.8x 14% 13% $ 359 27See Notes at end of document. Totals may not sum due to rounding. *Net accrued carry excludes $6 million of net accrued carry as of September 30, 2022, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. Entries for AlpInvest Secondaries Fund VII, AlpInvest Secondaries Fund VI, AlpInvest Secondaries Fund V, AlpInvest Co-Investment Fund VIII and AlpInvest Co-Investments Fund VII reflect the commingled fund vehicle as a breakout of the Main Fund line above, which also includes related SMA vehicles. Figures and performance for these commingled fund breakouts are included in, and are not incremental to, the Main Fund figures. Commingled funds are shown to the extent they meet the significant size thresholds for disclosing individual carry funds across our platform.

Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * Our dividend policy as a Corporation is to pay quarterly dividends of $0.325 per share of common stock, or $1.30 annually (prior to the 1Q’22 dividend to be paid in May 2022, our policy was to pay quarterly dividends of $0.25 per share of common stock, or $1.00 annually). See Notes at the end of the document for our Dividend Policy. ** Shares eligible for dividend include 0.2 million net common shares that will be issued in November 2022 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of September 30, 2022 because they will participate in the dividend paid on common shares in November 2022. (Dollars in millions, except per share data and where noted) 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 YTD 3Q'21 YTD 3Q'22 QoQ YoY YTD FEE RELATED EARNINGS $ 151.4 $ 174.5 $ 183.3 $ 236.4 $ 212.6 $ 423.6 $ 632.3 (10)% 40% 49% DISTRIBUTABLE EARNINGS $ 730.6 $ 902.8 $ 302.8 $ 528.8 $ 644.4 $ 1,340.9 $ 1,476.0 22% (12)% 10% DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 730.6 $ 902.8 $ 302.8 $ 528.8 $ 644.4 $ 1,340.9 $ 1,476.0 Less: Estimated current corporate, foreign, state and local taxes 1 183.1 182.4 35.2 103.3 128.2 275.1 266.7 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 547.5 $ 720.4 $ 267.6 $ 425.5 $ 516.2 $ 1,065.8 $ 1,209.3 Estimated DE effective tax rate 2 25.1% 20.2% 11.6% 19.5% 19.9% 20.5% 18.1 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 1.54 $ 2.01 $ 0.74 $ 1.17 $ 1.42 $ 3.00 $ 3.33 Dividend per common share* $ 0.250 $ 0.250 $ 0.325 $ 0.325 $ 0.325 $ 0.750 $ 0.975 TOTAL OUTSTANDING SHARES (in millions) 356.5 355.4 361.7 361.2 363.4 356.5 363.4 Shares eligible for dividend (in millions)** 356.6 358.0 361.8 363.4 363.6 356.6 363.6 29See Notes at end of document. • Our estimated DE effective tax rate was 19.9% in Q3 2022, reflecting the impact of tax deductions resulting from the vesting of restricted stock units and the recovery of certain tax basis step-ups, partially offset by taxable income generated by a portfolio company for which the corresponding realized net performance revenues will not occur until a future period

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) The U.S. GAAP results for FY’20 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased additional interests in Fortitude from AIG. The loss was driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment which is based on the net asset value of our limited partnership interest in the fund rather than a direct investment in Fortitude. (2) In connection with the initial drawdown of the March 2022 capital raise from Fortitude, the Company’s indirect ownership of Fortitude decreased from 19.9% to 13.5%. As a result of the dilution, the Company recorded a reduction in the carrying value of its equity method investment and corresponding loss of $177 million. At the time the remaining capital is called by Fortitude, the Company’s indirect ownership will further decrease to 10.5% and the Company expects to record an additional reduction in carrying value and related loss. These amounts are excluded from the total segment results. (3) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as amounts related to shares issued in conjunction with a previous acquisition. (Dollars in millions) 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 YTD 3Q'21 YTD 3Q'22 FY'20 FY'21 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 701.3 $ 909.2 $ 742.7 $ 299.7 $ 358.6 $ 3,118.3 $ 1,401.0 $ 580.0 $ 4,027.5 Adjustments: Net unrealized performance revenues 44.8 39.4 (466.6) (70.8) 152.2 (1,645.6) (385.2) (598.7) (1,606.2) Unrealized principal investment (income) loss1 (70.4) (71.3) (23.7) 27.1 29.9 (280.5) 33.3 556.2 (351.8) Prinicpal investment loss from dilution of indirect investment in Fortitude2 — — — 176.9 — — 176.9 — — Adjusted unrealized principal investment income from investment in Fortitude — — — — — — — 104.4 — Equity-based compensation3 44.3 43.4 40.7 48.3 56.0 129.5 145.0 116.6 172.9 Acquisition related charges, including amortization of intangibles and impairment 24.4 (17.0) 29.1 53.4 42.4 54.7 124.9 38.1 37.7 Tax (expense) benefit associated with certain foreign performance revenues (2.4) (5.3) (0.8) — 3.8 (11.8) 3.0 (7.9) (17.1) Net (income) loss attributable to non-controlling interests in consolidated entities (14.6) (12.8) (23.2) (3.5) (1.6) (57.7) (28.3) (34.6) (70.5) Debt extinguishment costs — 10.2 — — — — — — 10.2 Right-of-use asset impairment — — — — — 26.8 — — 26.8 Other adjustments, including severance and Conversion costs in 2020 3.2 7.0 4.6 (2.3) 3.1 7.2 5.4 8.0 14.2 DISTRIBUTABLE EARNINGS $ 730.6 $ 902.8 $ 302.8 $ 528.8 $ 644.4 $ 1,340.9 $ 1,476.0 $ 762.1 $ 2,243.7 Realized net performance revenues 533.5 682.7 118.0 270.9 391.1 846.9 780.0 246.3 1,529.6 Realized principal investment income 71.3 70.4 26.3 43.8 56.7 139.1 126.8 73.0 209.5 Net interest 25.6 24.8 24.8 22.3 16.0 68.7 63.1 76.9 93.5 FEE RELATED EARNINGS $ 151.4 $ 174.5 $ 183.3 $ 236.4 $ 212.6 $ 423.6 $ 632.3 $ 519.7 $ 598.1 30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended September 30, 2021				
Revenues	$ 1,523.8	$ 62.1	$ 53.6	$ 1,639.5 [2]
Expenses	$ 793.2	$ 51.9	$ 93.0	$ 938.1 [2]
Other income (loss)	$ —	$ (0.1)	$ —	$ (0.1) [3]
Distributable Earnings	$ 730.6	$ 10.1	$ (39.4)	$ 701.3 [4]
Three Months Ended December 31, 2021				
Revenues	$ 1,894.8	$ 67.9	$ 36.4	$ 1,999.1 [2]
Expenses	$ 992.0	$ 55.2	$ 35.6	$ 1,082.8 [2]
Other income (loss)	$ —	$ (7.1)	$ —	$ (7.1) [3]
Distributable Earnings	$ 902.8	$ 5.6	$ 0.8	$ 909.2 [4]
Three Months Ended March 31, 2022				
Revenues	$ 779.5	$ 61.7	$ 740.6	$ 1,581.8 [2]
Expenses	$ 476.7	$ 52.9	$ 312.3	$ 841.9 [2]
Other income (loss)	$ —	$ 2.8	$ —	$ 2.8 [3]
Distributable Earnings	$ 302.8	$ 11.6	$ 428.3	$ 742.7 [4]
Three Months Ended June 30, 2022				
Revenues	$ 1,161.2	$ 63.2	$ (175.4)	$ 1,049.0 [2]
Expenses	$ 632.4	$ 51.1	$ 42.3	$ 725.8 [2]
Other income (loss)	$ —	$ (23.5)	$ —	$ (23.5) [3]
Distributable Earnings	$ 528.8	$ (11.4)	$ (217.7)	$ 299.7 [4]
Three Months Ended September 30, 2022				
Revenues	$ 1,401.7	$ 79.7	$ (392.9)	$ 1,088.5 [2]
Expenses	$ 757.3	$ 62.0	$ (119.7)	$ 699.6 [2]
Other income (loss)	$ —	$ (30.3)	$ —	$ (30.3) [3]
Distributable Earnings	$ 644.4	$ (12.6)	$ (273.2)	$ 358.6 [4]

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2020				
Revenues	$ 2,289.5	$ 226.8	$ 418.3	$ 2,934.6 [2]
Expenses	$ 1,527.4	$ 206.2	$ 599.7	$ 2,333.3 [2]
Other income (loss)	$ —	$ (21.3)	$ —	$ (21.3) [3]
Distributable Earnings	$ 762.1	$ (0.7)	$ (181.4)	$ 580.0 [4]
Year Ended December 31, 2021				
Revenues	$ 4,950.1	$ 253.2	$ 3,578.8	$ 8,782.1 [2]
Expenses	$ 2,706.4	$ 217.8	$ 1,832.9	$ 4,757.1 [2]
Other income (loss)	$ —	$ 2.5	$ —	$ 2.5 [3]
Distributable Earnings	$ 2,243.7	$ 37.9	$ 1,745.9	$ 4,027.5 [4]
Nine Months Ended September 30, 2021				
Revenues	$ 3,055.3	$ 185.3	$ 3,542.4	$ 6,783.0 [2]
Expenses	$ 1,714.4	$ 162.6	$ 1,797.3	$ 3,674.3 [2]
Other income (loss)	$ —	$ 9.6	$ —	$ 9.6 [3]
Distributable Earnings	$ 1,340.9	$ 32.3	$ 1,745.1	$ 3,118.3 [4]
Nine Months Ended September 30, 2022				
Revenues	$ 3,342.4	$ 204.6	$ 172.3	$ 3,719.3 [2]
Expenses	$ 1,866.4	$ 166.0	$ 234.9	$ 2,267.3 [2]
Other income (loss)	$ —	$ (51.0)	$ —	$ (51.0) [3]
Distributable Earnings	$ 1,476.0	$ (12.4)	$ (62.6)	$ 1,401.0 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 33.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 30.

31

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Three Months Ended September 30, 2021			
Performance revenues	$ 974.5	$ 36.4	$ 1,010.9
Performance revenues related compensation expense	$ 495.2	$ (17.8)	$ 477.4
Net performance revenues	$ 479.3	$ 54.2	$ 533.5
Principal investment income (loss)	$ 160.4	$ (89.1)	$ 71.3
Three Months Ended December 31, 2021			
Performance revenues	$ 1,243.3	$ 62.0	$ 1,305.3
Performance revenues related compensation expense	$ 605.2	$ 17.4	$ 622.6
Net performance revenues	$ 638.1	$ 44.6	$ 682.7
Principal investment income (loss)	$ 160.1	$ (89.7)	$ 70.4
Three Months Ended March 31, 2022			
Performance revenues	$ 710.2	$ (473.9)	$ 236.3
Performance revenues related compensation expense	$ 370.7	$ (252.4)	$ 118.3
Net performance revenues	$ 339.5	$ (221.5)	$ 118.0
Principal investment income (loss)	$ 319.6	$ (293.3)	$ 26.3
Three Months Ended June 30, 2022			
Performance revenues	$ 337.9	$ 182.0	$ 519.9
Performance revenues related compensation expense	$ 207.0	$ 42.0	$ 249.0
Net performance revenues	$ 130.9	$ 140.0	$ 270.9
Principal investment income (loss)	$ 56.7	$ (12.9)	$ 43.8
Three Months Ended September 30, 2022			
Performance revenues	$ 298.1	$ 466.7	$ 764.8
Performance revenues related compensation expense	$ 163.5	$ 210.2	$ 373.7
Net performance revenues	$ 134.6	$ 256.5	$ 391.1
Principal investment income (loss)	$ 124.2	$ (67.5)	$ 56.7

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Year Ended December 31, 2020			
Performance revenues	$ 1,635.9	$ (1,049.8)	$ 586.1
Performance revenues related compensation expense	$ 779.1	$ (439.3)	$ 339.8
Net performance revenues	$ 856.8	$ (610.5)	$ 246.3
Principal investment income (loss)	$ (540.7)	$ 613.7	$ 73.0
Year Ended December 31, 2021			
Performance revenues	$ 6,084.6	$ (3,146.0)	$ 2,938.6
Performance revenues related compensation expense	$ 2,961.0	$ (1,552.0)	$ 1,409.0
Net performance revenues	$ 3,123.6	$ (1,594.0)	$ 1,529.6
Principal investment income (loss)	$ 637.3	$ (427.8)	$ 209.5
Nine Months Ended September 30, 2021			
Performance revenues	$ 4,841.3	$ (3,208.0)	$ 1,633.3
Performance revenues related compensation expense	$ 2,355.8	$ (1,569.4)	$ 786.4
Net performance revenues	$ 2,485.5	$ (1,638.6)	$ 846.9
Principal investment income (loss)	$ 477.2	$ (338.1)	$ 139.1
Nine Months Ended September 30, 2022			
Performance revenues	$ 1,346.2	$ 174.8	$ 1,521.0
Performance revenues related compensation expense	$ 741.2	$ (0.2)	$ 741.0
Net performance revenues	$ 605.0	$ 175.0	$ 780.0
Principal investment income (loss)	$ 500.5	$ (373.7)	$ 126.8

See Notes at end of document.

32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 YTD 3Q'21 YTD 3Q'22 FY'20 FY'21 REVENUE RECONCILING ITEMS Unrealized performance revenues $ (29.8) $ (57.1) $ 698.8 $ 12.2 $ (376.2) $ 3,212.7 $ 334.8 $ 1,031.0 $ 3,155.6 Unrealized principal investment income (loss) 70.4 71.3 23.7 (27.1) (29.9) 280.5 (33.3) (556.2) 351.8 Principal investment loss from dilution of indirect investment in Fortitude — — — (176.9) — — (176.9) — — Adjusted unrealized principal investment income (loss) from Fortitude — — — — — — — (104.4) — Adjustments related to expenses associated with NGP Management and its affiliates (3.6) (3.5) (3.1) (3.0) (3.8) (10.2) (9.9) (15.3) (13.7) Tax expense (benefit) associated with certain foreign performance revenues 0.1 (0.1) (0.1) — 0.1 0.3 — 0.5 0.2 Non-controlling interests and other adjustments to present certain costs on a net basis 33.2 40.0 17.9 13.7 28.4 119.6 60.0 96.6 159.6 Elimination of revenues of Consolidated Funds (16.7) (14.2) 3.4 5.7 (11.5) (60.5) (2.4) (33.9) (74.7) Total Revenue Reconciling Items $ 53.6 $ 36.4 $ 740.6 $ (175.4) $ (392.9) $ 3,542.4 $ 172.3 $ 418.3 $ 3,578.8 EXPENSE RECONCILING ITEMS Unrealized performance revenues related compensation $ 15.0 $ (17.7) $ 232.2 $ (58.6) $ (224.0) $ 1,567.1 $ (50.4) $ 432.3 $ 1,549.4 Equity-based compensation 44.3 43.4 40.7 48.3 56.0 129.5 145.0 116.6 172.9 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 24.4 (17.0) 29.1 53.4 42.4 54.7 124.9 38.1 37.7 Tax (expense) benefit associated with certain foreign performance revenues related compensation (2.5) (5.2) (0.7) — 3.7 (12.1) 3.0 (8.4) (17.3) Non-controlling interests and other adjustments to present certain costs on a net basis 15.9 25.3 16.5 11.8 7.5 53.2 35.8 55.8 78.5 Debt extinguishment costs — 10.2 — — — — — — 10.2 Right-of-use asset impairment — — — — — 26.8 — — 26.8 Other, including severance and Conversion costs in 2020 3.2 7.0 4.6 (2.3) 3.1 7.2 5.4 8.0 14.2 Elimination of expenses of Consolidated Funds (7.3) (10.4) (10.1) (10.3) (8.4) (29.1) (28.8) (42.7) (39.5) Total Expense Reconciling Items $ 93.0 $ 35.6 $ 312.3 $ 42.3 $ (119.7) $ 1,797.3 $ 234.9 $ 599.7 $ 1,832.9 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $381.6 million in CLO borrowings as of September 30, 2022, $365.9 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 09/30/22 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,569.5 Less: Amounts attributable to non-controlling interests in Consolidated Funds (167.9) Plus: Investments in Consolidated Funds, eliminated in consolidation 128.1 Less: Strategic equity method investments in NGP Management1 (370.1) Less: Investment in NGP general partners - accrued performance allocations1 (536.0) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 2,623.6 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (365.9) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,257.7 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 09/30/22 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 7,387.8 Plus: Accrued performance allocations from NGP Carry Funds3 536.0 Less: Net accrued performance allocations presented as fee related performance revenues (64.0) Less: Accrued performance allocation-related expense (3,784.5) Plus: Receivable for giveback obligations from current and former employees 10.1 Less: Deferred taxes on certain foreign accrued performance allocations (33.4) Plus: Net accrued performance allocations attributable to non-controlling interests in consolidated entities 1.0 Plus: Net accrued performance allocations attributable to Consolidated Funds, eliminated in Consolidation 4.5 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 4,057.5 Plus/Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed 22.5 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 4,080.0 34

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 YTD 3Q'21 YTD 3Q'22 FY'20 FY'21 REVENUES Fund management fees $ 407.5 $ 484.6 $ 450.5 $ 546.5 $ 535.9 $ 1,182.9 $ 1,532.9 $ 1,486.0 $ 1,667.5 Incentive fees 13.1 15.8 14.0 13.5 15.1 33.0 42.6 37.0 48.8 Investment income Performance allocations 974.5 1,243.3 710.2 337.9 298.1 4,841.3 1,346.2 1,635.9 6,084.6 Principal investment income (loss) 160.4 160.1 319.6 56.7 124.2 477.2 500.5 (540.7) 637.3 Total investment income (loss) 1,134.9 1,403.4 1,029.8 394.6 422.3 5,318.5 1,846.7 1,095.2 6,721.9 Interest and other income 21.9 27.4 25.8 31.2 35.5 63.3 92.5 89.6 90.7 Interest and other income of Consolidated Funds 62.1 67.9 61.7 63.2 79.7 185.3 204.6 226.8 253.2 Total Revenues 1,639.5 1,999.1 1,581.8 1,049.0 1,088.5 6,783.0 3,719.3 2,934.6 8,782.1 EXPENSES Compensation and benefits Cash-based compensation and benefits 224.9 222.8 254.3 274.0 251.4 685.2 779.7 849.6 908.0 Equity-based compensation 42.4 41.1 39.7 45.4 54.2 122.0 139.3 105.0 163.1 Performance allocations and incentive fee related compensation 495.2 605.2 370.7 207.0 163.5 2,355.8 741.2 779.1 2,961.0 Total compensation and benefits 762.5 869.1 664.7 526.4 469.1 3,163.0 1,660.2 1,733.7 4,032.1 General, administrative and other expenses 99.6 131.3 106.3 131.7 149.2 300.4 387.2 349.3 431.7 Interest 27.9 36.9 27.8 26.9 27.3 76.4 82.0 94.0 113.3 Interest and other expenses of Consolidated Funds 44.6 45.0 42.8 40.6 53.7 133.5 137.1 163.5 178.5 Other non-operating expenses (income) 3.5 0.5 0.3 0.2 0.3 1.0 0.8 (7.2) 1.5 Total Expenses 938.1 1,082.8 841.9 725.8 699.6 3,674.3 2,267.3 2,333.3 4,757.1 Net investment gains (losses) of consolidated funds (0.1) (7.1) 2.8 (23.5) (30.3) 9.6 (51.0) (21.3) 2.5 Income (loss) before provision for income taxes 701.3 909.2 742.7 299.7 358.6 3,118.3 1,401.0 580.0 4,027.5 Provision (benefit) for income taxes 153.9 248.8 147.9 50.8 76.2 733.5 274.9 197.2 982.3 Net income (loss) 547.4 660.4 594.8 248.9 282.4 2,384.8 1,126.1 382.8 3,045.2 Net income (loss) attributable to non-controlling interests in consolidated entities 14.6 12.8 23.2 3.5 1.6 57.7 28.3 34.6 70.5 Net income (loss) attributable to The Carlyle Group Inc. $ 532.8 $ 647.6 $ 571.6 $ 245.4 $ 280.8 $ 2,327.1 $ 1,097.8 $ 348.2 $ 2,974.7 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 1.50 $ 1.82 $ 1.60 $ 0.68 $ 0.77 $ 6.56 $ 3.04 $ 0.99 $ 8.37 Diluted $ 1.46 $ 1.77 $ 1.57 $ 0.67 $ 0.77 $ 6.42 $ 3.00 $ 0.97 $ 8.20 Weighted-average common shares (in millions) Basic 356.0 356.2 357.6 361.4 362.9 354.9 360.7 350.5 355.2 Diluted 364.7 365.0 363.0 366.3 366.8 362.5 365.4 358.4 362.6 Income before provision for income taxes margin 42.8% 45.5% 47.0% 28.6% 32.9% 46.0% 37.7% 19.8% 45.9% 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of September 30, 2022 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,361.9 $ — $ — $ 1,361.9 Cash and cash equivalents of Consolidated Funds — 177.2 — 177.2 Restricted cash 0.6 — — 0.6 Corporate treasury investments 69.5 — — 69.5 Investments, including performance allocations of $7,428.7 million 11,130.8 — (132.6) 10,998.2 Investments of Consolidated Funds — 6,409.7 — 6,409.7 Due from affiliates and other receivables, net 950.4 — (464.0) 486.4 Due from affiliates and other receivables of Consolidated Funds, net — 108.6 — 108.6 Fixed assets, net 134.4 — — 134.4 Lease right-of-use assets, net 333.5 — — 333.5 Deposits and other 69.1 0.3 — 69.4 Intangible assets, net 925.1 — — 925.1 Deferred tax assets 17.9 — — 17.9 Total assets $ 14,993.2 $ 6,695.8 $ (596.6) $ 21,092.4 LIABILITIES & EQUITY Debt obligations $ 2,235.0 $ — $ — $ 2,235.0 Loans payable of Consolidated Funds — 5,975.3 (458.4) 5,516.9 Accounts payable, accrued expenses and other liabilities 379.4 — — 379.4 Accrued compensation and benefits 4,347.7 — — 4,347.7 Due to affiliates 336.0 15.7 (0.1) 351.6 Deferred revenue 394.2 — — 394.2 Deferred tax liabilities 449.9 — — 449.9 Other liabilities of Consolidated Funds — 222.1 (0.1) 222.0 Lease liabilities 499.9 — — 499.9 Accrued giveback obligations 40.9 — — 40.9 Total liabilities 8,683.0 6,213.1 (458.6) 14,437.5 Total equity 6,310.2 482.7 (138.0) 6,654.9 Total liabilities and equity $ 14,993.2 $ 6,695.8 $ (596.6) $ 21,092.4 GAAP Balance Sheet (Unaudited) 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy In February 2022, our Board of Directors approved an increase in the anticipated common stock dividend to an annual rate of $1.30 per share ($0.325 per common share on a quarterly basis), commencing with the first quarter 2022 dividend paid in May 2022. Prior to the first quarter 2022 dividend, our anticipated common stock dividend was an annual rate of $1.00 per share of common stock ($0.25 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 30. (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. (4) In connection with the initial drawdown of the Fortitude capital raise in Q2 2022, our indirect ownership was diluted from 19.9% to 13.5%, resulting in a $177 million investment loss in our GAAP results, which is excluded from our Total Segment results. At the time the remaining capital is called by Fortitude, our indirect ownership will further decrease to 10.5% and we expect to record an additional reduction in carrying value and related loss. Note on Fee Related Earnings (Page 9) (1) Fee related performance revenues represent the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on realization events, and which have no risk of giveback. (2) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 11) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with, our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 34. (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. A reconciliation of performance revenues to net realized performance revenues is included on page 32. (3) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 12-14) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes certain managed account vehicles. Total AUM for Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and a third-party strategic investor. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 12-14) (continued) (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Global Private Equity and Global Credit), which is accruing performance revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q4 2017 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP. (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. (9) “Perpetual Capital” refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, and (d) our Interval Fund. Note on Key Metrics Activity (Page 15) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Note on Segment Highlights (Pages 17-19) (1) Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and a third-party strategic investor. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (2) Includes Mezzanine funds. Notes on Total AUM Roll Forward (Page 23) (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) The fair market values for our Global Investment Solutions carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of June 30, 2022) as provided by their general partners, plus the net cash flows since the latest valuation, up to September 30, 2022. Notes on Fee-earning AUM Roll Forward (Page 23) (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee- earning AUM. (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fee-earning AUM Roll Forward (Page 23) (continued) (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund are being disposed of in the ordinary course of business. Notes on Fund Performance Tables (Pages 24-27) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: ABV 8, ACCD 2, CEP II, CVP II, MENA, CCI, CSSAF I, CPF, CAP Growth I, CAP Growth II, and CBPF II. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CJP II, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, CER II, CRP IV, CRP V and CEREP III. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRCP I, CAREP I, CAREP II, CEREP I, and CEREP II. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP ETP IV, CPOCP, CRSEF, CRSEF II and NGP Minerals. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. 39

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 24-27)(continued) (19) Represents the original cost of investments since the inception of the fund. For CSP II and CSP III, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CALF, and CICF. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CMP I, CMP II, SASOF II and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team. Excluded from the performance information shown are a) investments that were not originated by AlpInvest, b) Direct Investments, which was spun off from AlpInvest in 2005, and c) LP co-investment vehicles advised by AlpInvest. As of September 30, 2022, these excluded investments represent $3.1 billion of AUM at AlpInvest. (23) "Main Fund" entries represent a combination of a commingled fund and SMA vehicles which together comprise a "program" vintage. Indented lines shown for AlpInvest Secondaries Funds VII, VI, V and AlpInvest Co-Investment Funds VII and VIII reflect a breakout of the commingled fund, which is part of the larger program vintage. (24) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (25) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying funds, before management fees, expenses and carried interest at the AlpInvest level. (26) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund Investments, Main Fund XII - Fund Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, all ‘clean technology’ private equity investments, all strategic co-investment mandates that invest in co-investment opportunities arising out of an investor’s own separate private equity relationships and invitations, all strategic capital mandates, any state-focused investment mandates, and all other investors whose investments are not reflected in a Main Fund. (27) As used herein, ‘Main Funds’ are each comprised of (i) an anchor mandate(s) (i.e., generally the largest account(s) within a strategy’s investment program) and (ii) AlpInvest’s other advisory client mandates with investment periods that fall within the relevant investment periods under the mandate of the anchor mandate(s) (but do not overlap with more than one such investment period). AlpInvest’s commingled funds, AlpInvest Secondaries Fund VI (“ASF VI”), ASF VII and AlpInvest Co-Investment Fund VII (“ACF VII”) are part of the Main Funds. Mezzanine Main Funds include mezzanine investments across all strategies (i.e., Primary Funds, Secondaries, and Co-Investments). (28) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (29) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. (30) All amounts shown represent total capital commitments as of September 30, 2022. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Committed Capital for CCOF II in our Global Credit segment excludes $150 million in capital committed by a CCOF II investor to a side vehicle. Notes on Reconciliation for Distributable Earnings per Share (Page 29) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Notes on Reconciliation of GAAP to Total Segment Information (Page 32) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude. 40